                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  May 28, 2002

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                  $0.00
                  ----------------------
                (   $                -  , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                           $436,872.22
                  ----------------------
                (   $        0.0000067  , per $1,000 original principal amount of the Notes)
                  ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                            $29,900.00
                  ----------------------
                (   $        0.0000005  , per $1,000 original principal amount of the Notes)
                  ----------------------
(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                            $0.00
                  ----------------------
                (   $               -   , per $1,000 original principal amount of the Certificates)
                  ----------------------
             (b)  Distributed to Certificateholders:
                            $0.00
                  ----------------------
                (   $               -   , per $1,000 original principal amount of the Certificates)
                  ----------------------
        (2)  (a)  Balance on Certificateholders:
                            $0.00
                  ----------------------
                (   $               -   , per $1,000 original principal amount of the Notes)
                  ----------------------
             (b)  Balance on Certificateholders:
                            $0.00
                  ----------------------
                (   $               -   , per $1,000 original principal amount of the Notes)
                  ----------------------

(iv)    Payments made under the Cap Agreement on such date:                          May 24, 2002
                                                                            -------------------------------
                (           $0.00         with respect to the Certificates,
                  ----------------------
                (           $0.00         with respect to the Notes,
                  ----------------------
                (           $0.00         outstanding amount owed to Cap Provider.
                  ----------------------

(v)     Pool Balance at end of related Collection Period:              $730,335,758.95
                                                                       --------------------------


(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $10,335,758.95
                                                                            --------------------------
             (2)  Class A-1 Note Pool Factor:                  0.03691342
                                                        --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $625,000,000.00
                                                                            --------------------------
             (2)  Class A-2 Note Pool Factor:                  1.00000000
                                                        --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:            $30,000,000.00
                                                                            --------------------------
             (2)  Class M Note Pool Factor:                    1.00000000
                                                        --------------------
        (d)  (1)  Outstanding principal amount of Certificates:             $65,000,000.00
                                                                            --------------------------
             (2)  Certificate Pool Factor:                     1.00000000
                                                        --------------------


                                Page 5 of 8 pages

(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                     1.9100000%    for the current period
                  -----------------
             (2)  The Student Loan Rate was:            Not Applicable      (1)
                                                        --------------------
        (b)  Certificate Interest Rate:                 2.8100000%     (Based on 3-Month LIBOR)
                                                        ---------------

     (1) This Calculation not required unless Three-Month LIBOR for such Interest
         Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for  related Collection Period:           $926,592.03
                                                                                      ---------------------
                   $ 0.000014255        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                      ---------------------
                   $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:          $692,074.91
                                                                                                      ------------------
        (b)  Delinquent Contracts                         # Disb.        %              $ Amount              %
                                                          -------       ---             --------             ---
             30-60 Days Delinquent                         1,294       1.43%           $13,630,054          2.58%
             61-90 Days Delinquent                           946       1.05%           $ 9,640,166          1.83%
             91-120 Days Delinquent                          507       0.56%           $ 5,396,235          1.02%
             More than 120 Days Delinquent                   793       0.88%           $ 8,534,791          1.62%
             Claims Filed Awaiting Payment                   304       0.34%           $ 2,104,402          0.40%
                                                        ----------     -------        --------------       --------
                TOTAL                                      3,844       4.26%          $ 39,305,648          7.45%

(xi)    Amount in the Reserve Account:             $13,382,112.39
                                                   --------------------

(xii)   Amount in the Prefunding Account:                $0.00
                                                   --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:             0.00



                                Page 6 of 8 pages